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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: OCTOBER 29, 2003

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                            ROCKY SHOES & BOOTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Ohio                           0-21026                      31-1364046
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(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              --------------------


                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              --------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.   EXHIBITS.

          (C)     EXHIBITS.

             Exhibit No.                           Description

                 99 Press Release, dated October 29, 2003, entitled "Rocky Shoes & Boots, Inc. Reports Record Third Quarter Results."


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 29, 2003, Rocky Shoes & Boots, Inc. (the "Company") issued a press release regarding its consolidated financial results for the quarter ended September 30, 2003. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROCKY SHOES & BOOTS, INC.


Date:  October 29, 2003                By: /s/ James E. McDonald
                                           -------------------------------------
                                           James E. McDonald, Vice President and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit No.                           Description

            99 Press Release, dated October 29, 2003, entitled "Rocky Shoes & Boots, Inc. Reports Record Third Quarter Results."